Credit Suisse Global Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2003


Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			DR Horton Inc.


Date Purchased:			11/22/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$40,000


% of Offering Purchased
by the Portfolio:		.18605%


Broker:				Bank of America


Member:				CS First Boston




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			France Telecom EMTN


Date Purchased:			12/11/2002


Price Per Share:		$99.49


Shares Purchased
by the Portfolio *:		377


Total Principal Purchased
by the Portfolio *:		$37,508


% of Offering Purchased
by the Portfolio:		.01508%


Broker:				ABN AMRO


Member:				CS First Boston




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Consolidated Edison Co.


Date Purchased:			12/12/2002


Price Per Share:		$99.82


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$9,982


% of Offering Purchased
by the Portfolio:		.02000%


Broker:				Salomon Smith Barney


Member:				CS First Boston




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Countrywide Financial Corp.


Date Purchased:			12/12/2002


Price Per Share:		$99.56


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$49,780


% of Offering Purchased
by the Portfolio:		.06667%


Broker:				Lehman Brothers


Member:				CS First Boston




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Roundy's Inc. 144A


Date Purchased:			12/12/2002


Price Per Share:		$99.50


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$14,925


% of Offering Purchased
by the Portfolio:		.20000%


Broker:				Bear Stearns

Member:				CS First Boston




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Sanmina-Sci Corp.144A

Date Purchased:			12/18/2002


Price Per Share:		$45.00

Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$4,500

% of Offering Purchased
by the Portfolio:		.00600%


Broker:				Goldman Sachs

Member:				CS First Boston





Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			France Telecom EMTN


Date Purchased:			01/15/2003


Price Per Share:		$99.48


Shares Purchased
by the Portfolio *:		175


Total Principal Purchased
by the Portfolio *:		$17,409


% of Offering Purchased
by the Portfolio:		.00990%


Broker:				Bank Nationale de Paris

Member:				CS First Boston